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                                                  PROMISSORY NOTE


Date of the Note:     November 28, 1995

Amount of the Note:   $250,000.00

Maturity Date:        December 1, 1999







Throughout the term, this Note shall bear simple annual interest as follows:

(i) From the Date of the Note through December 1, 1996 ("No Interest Period"), this Note shall bear no interest; and

(ii) From December 2, 1996 through the Maturity Date ("Interest Period"), this Note shall bear interest at the rate of five (5.0%) percent per annum.

Maker hereof reserves the right to prepay this Note in whole or in part any time hereafter without penalty. In the event that the Maker elects to prepay the Amount of the Note prior to the expiration of the No Interest Period, Maker shall be entitled to a five (5.0%) percent reduction in the Amount of the Note for payoff purposes.


         FOR VALUE RECEIVED, the undersigned ("Maker") does hereby covenant and promise to pay to the order of DANIS PROPERTIES LIMITED, PARTNERSHIP, an Ohio limited partnership, ("Holder"), at 2 Riverplace, Suite 400, Dayton, OH 45405, or at such other place as Holder may designate to Maker in writing from time to time, in legal tender of the United States, installments of principal plus interest (during the Interest Period) in accordance with the following schedule:

         (i) On December 1, 1996 ("Initial Payment Date"), a principal payment in the amount of Fifty Thousand ($50,000.00) Dollars shall be due and payable; and Initials:


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         (ii)     On each  anniversary of the Initial  Payment Date, a principal payment of Fifty Thousand ($50,000.00) Dollars plus interest at the Interest Rate accruing on the unpaid principal balance during the Interest Period shall be due and payable; and

         (iii) On the Maturity Date, the unpaid principal balance together with accrued interest shall be due and payable in full.

         The Holder may collect a late charge not to exceed an amount equal to five percent (5%) of any installment of principal or interest which is not paid within ten (10) days of the due date thereof, to cover the extra expense involved in handling delinquent payments, provided that collection of said late charge shall not be deemed a waiver by the Holder of any of its rights under this Note.

         Should any default occur in any payment, as stipulated above, and continue for thirty (30) days thereafter then and in that event, the Amount of the Note, or any unpaid part thereof, and all accrued interest thereon shall, in the sole discretion of Holder at once become due and payable and may be collected forthwith without notice to the undersigned, regardless of the stipulated date of maturity. In the event of a default, as set forth above, the then remaining principal balance shall bear interest at the highest rate provided by law. Holder may, in the sole discretion of Holder, accept payments made by Maker after any default has occurred, without waiving any of Holder's rights herein. TIME BEING OF THE ESSENCE OF THIS NOTE.

         It is agreed that the granting to Maker of this Note or any other party of an extension or extensions of time for the payment of any sum or sums due hereunder or under the accompanying Mortgage or for the performance of any covenant or stipulation thereof or the taking of other or additional security shall not in any way release or affect the liability of the Maker of this Note.

         This Note may not be modified orally, but only by an agreement in writing, signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

         In the event that this Note is collected by law or through attorneys at law, or under advice therefrom (whether such attorneys are employees of the Holder or an affiliate of the Holder or are outside counsel), the Maker and any endorser, guarantor or other person primarily or secondarily liable for Payment hereof hereby, severally and jointly agree to pay all costs of collection, including reasonable attorneys~ fees including charges for paralegals and others working under the direction or supervision of the Holder's attorneys, whether or not suit is brought, and whether incurred in connection with collection, trial, appeal, bankruptcy or other creditors' proceedings or otherwise.



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         Nothing herein contained, nor any transaction related thereto, shall be construed or so operate as to require Maker or any person liable for the repayment of same, to pay interest in an amount or at a rate greater than the maximum allowed by applicable law. Should any interest or other charges paid by Maker, or any parties liable for the payment of the loan made pursuant to this Note, result in the computation or earning of interest in excess of the maximum legal rate of interest permitted under the law in effect while said interest is being earned, then any and all of that excess shall be and is waived by Holder of this Note, and all that excess shall be automatically credited against and in reduction of the principal balance, and any portion of the excess that exceeds the principal balance shall be paid by Holder to Maker and any parties liable for the payment of the loan made pursuant to this Note that under no circumstances shall the Maker, or any parties liable for the payment of the loan hereunder, be required to Pay interest in excess of the maximum rate allowed by applicable law.

         All parties to this Note, whether Maker, principal, surety, guarantor or endorser, hereby waive presentment for payment, demand, notice, protest, notice of protest and notice of dishonor.

         The Maker hereof acknowledges that the Holder shall have no obligation whatsoever to renew, modify or extend this Note or to refinance the indebtedness under this Note upon the maturity thereof.

         Holder shall have the right to accept and apply to the outstanding balance of this Note any and all payments or partial payments received from Maker after the due date therefor whether the Note has been accelerated or not without waiver of any and all of Holder's rights to continue to enforce the terms of the Notes and to seek any and all remedies provided for herein or any instrument securing the same including, but not limited to, the right to foreclose on such security.

In the event that legal action is instituted to collect any amounts due under, or to enforce any provision of, this instrument, Maker and any endorser, guarantor or other person primarily or secondarily liable for payment hereof consent to, and by execution hereof submit themselves to the jurisdiction of the courts of the State of Florida, and, notwithstanding the place of residence of any of them or the place of execution of this instrument, such litigation may be brought in or transferred to a court of competent jurisdiction in or for Orange County, Florida.

         The term "Maker", as used herein, in every instance shall include the makers, heirs, executors, administrators, successors, legal representatives and assigns, and shall denote the singular and/or plural, the masculine and/or feminine, and natural and/or artificial persons whenever and wherever the context so requires or admits.



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         This  Note is  secured  by a  Mortgage  of even date  herewith,  and is subject to the provisions thereof, and is to be construed and enforced in accordance with the laws of the State of Florida. The Mortgage specifies various defaults, upon the happening of which, all sums owing on this Note may be declared immediately due and payable.


                    BOAT TREE, INC., a Florida corporation


                    By:/s/ Joseph G. Pozo, Jr.
                       Name:             JOSEPH G. POZO, JR.
                       Title:            President

Maker's Address:
2226 Paseo Avenue
Orlando, FL 32805


DOCUMENTARY STAMPS IN THE AMOUNT OF $875.00 HAVE BEEN
AND ARE AFFIXED TO THE SECOND MORTGAGE OF EVEN DATE
HEREWITH.


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